THE LAZARD FUNDS, INC.

Lazard Emerging Markets Equity Portfolio

Lazard International Quality Growth Portfolio

Supplement to Current Prospectus

Lazard Emerging Markets Equity Portfolio

The following supplements "Summary Section—Lazard Emerging Markets Equity Portfolio—Management—Portfolio Managers/Analysts" in the Prospectus:

Ganesh Ramachandran, portfolio manager/analyst on the Investment Manager's Emerging Income and Emerging Markets Equity teams, has been with the Portfolio since July 2020.

The following supersedes any contrary information in "Fund Management—Portfolio Management" in the Prospectus:

Emerging Markets Equity Portfolio—James M. Donald (since November 2001), Rohit Chopra (since May 2007), Monika Shrestha (since December 2014), Ganesh Ramachandran (since July 2020) and John R. Reinsberg (since July 1994)**

**	As a Deputy Chairman of the Investment Manager, Mr. Reinsberg is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

The following supersedes any contrary information in "Fund Management—Biographical Information of Portfolio Management Team" in the Prospectus:

Ganesh Ramachandran, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager's Emerging Income and Emerging Markets Equity teams. Mr. Ramachandran began working in the investment field in 1997 when he joined the Investment Manager.

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Lazard International Quality Growth Portfolio

The following replaces the table in "Summary Section—Lazard International Quality Growth Portfolio—Fees and Expenses" in the Prospectus:

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.75%	.75%	.75%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses	7.41%	141.50%	7.41%	*
Total Annual Portfolio Operating Expenses	8.16%	142.50%	8.16%	*
Fee Waiver and/or Expense Reimbursement**	7.31%	141.40%	7.36%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	.85%	1.10%	.80%
*	Based on estimated amounts for the current fiscal year, using amounts for Institutional Shares from the last fiscal year.
**	Reflects a contractual agreement by Lazard Asset Management LLC (the "Investment Manager") to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2021 for Institutional Shares and R6 Shares, and until May 1, 2030 for Open Shares, to the extent Total Annual Portfolio Operating Expenses exceed .85%, 1.10% and .80% of the average daily net assets of the Portfolio's Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds," fees and expenses related to filing foreign tax reclaims and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund's Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Dated: July 16, 2020